Mar. 31, 2025
Nuveen Short Duration Impact Bond Fund | Nuveen Short Duration Impact Bond Fund

SUPPLEMENT NO. 1
Dated June 1, 2026 to the Summary Prospectuses of the Nuveen Green Bond Fund and Nuveen Short Duration Impact Bond Fund dated August 1, 2025, as supplemented May 1, 2026

The Board of the Nuveen Short Duration Impact Bond Fund has approved the following changes to the Fund’s name and its Name Policy, which are expected to go into effect on August 1, 2026:

•	The Fund’s name will be changed from “Nuveen Short Duration Impact Bond Fund” to “Nuveen Short Duration and Impact Bond Fund.”

•	The Fund’s Name Policy to invest, under normal circumstances, at least 80% of its assets in bonds will change to the following:

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in a combination of short duration bonds and impact bonds.